NUVEEN
Money Market
Funds

Prospectus/Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO APPEARS HERE]

Tax-Exempt

 Contents

1   Dear Shareholder

3   Prospectus

5   Fund Expenses

5   Highlights

7   Financial Highlights

8   Yield

8   The Fund and its Investment Objective

8   Investment Policies

13  Management of the Fund

14  Net Asset Value

14  Dividends

15  Suitability

15  How to Buy Fund Shares

16  Other Shareholder Programs

17  How to Redeem Fund Shares

19  Taxes

21  General Information

22  Annual Report Financial Section

23  Portfolio of Investments

28  Statement of Net Assets

29  Statement of Operations

30  Statement of Changes in Net Assets

31  Notes to Financial Statements

33  Financial Highlights

34  Report of Independent
    Public Accountants

36  Building Better Portfolios

37  Fund Information

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board



Wealth takes

a lifetime

to build.

Once achieved,

it should be

preserved.




Dear Shareholder




It is a pleasure to report to you on the performance of the Nuveen Tax-Exempt Money Market Fund, Inc. for the year ended February 28, 1998, and to send you an updated prospectus. Inside this report you will find the fund's financial information, including the portfolio of investments, statement of net assets and financial highlights, located after the prospectus.

During the 12-month period the fund continued to achieve its goal of delivering attractive tax-free income from a portfolio of quality short-term municipal securities. As of the end of February, investors were receiving an annual tax-free yield of 3.11%, equivalent to a taxable yield of 4.51% for investors in the 31% federal income tax bracket.

MARKET REVIEW

Over the past two years, many financial markets have been unusually strong. Short-term rates trended higher early in 1997 on expectations that the Federal Reserve Board would take steps to tighten monetary policy and slow the pace of economic growth. In March, the Fed raised its target rate for the federal funds rate by 25 basis points, but then took no further action. Short-term securities reversed course and yields trended downward for the remainder of the fund's fiscal year. Still, falling commodity prices kept producer prices in check, while low import prices - due in part to the weakness in Asian markets - limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold."

PORTFOLIO ADJUSTMENTS

During the third quarter of 1997, many short-term buyers seemed reluctant to extend their average maturities, expecting the Federal Reserve to raise rates. We were able to take advantage of this temporary demand shortage dur-

------
1

"It's still uncer-

tain whether the

Fed will deem

it necessary to

raise short-term

rates, and if

they hold the

line, money

market rates

should remain

relatively stable

in 1998."


ing the quarter's large new issue period and the fund was able to buy tax-exempt notes at historically cheap levels. As a result, the fund's average maturity during the third quarter of 1997 increased somewhat.

Beginning in the fourth quarter of 1997, many Asian countries experienced economic problems and severe currency devaluations. We continue to watch the Asian situation - and Japanese banks in particular - for any additional credit erosions and possible rating changes. During this time, the Nuveen Money Market Funds, working with Nuveen Research, continued to closely monitor those issues in the portfolios that were additionally secured by letters of credit from Japanese banks. As a result, while many other money market funds were eliminating all Japanese-bank let-ters of credit, the fund maintained its current positions based on our credit analysis.

SHORT-TERM OUTLOOK

Looking forward, it's likely that upward pressure on wages may ultimately push inflation up a bit. It's still uncertain whether the Fed will deem it necessary to raise short-term rates, and if they hold the line, money market rates should remain relatively stable in 1998.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 13, 1998


------
2

              Nuveen Tax-Exempt
              Money Market Fund, Inc.
              Prospectus
              April 28, 1998


              Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is an open-end, diversified management investment company with the objective of providing as high a level of current interest income exempt from federal income taxes as is consistent, in the view of Fund management, with stability of principal and maintenance of liquidity through investment in a professionally managed portfolio of high quality, short-term Municipal Obligations. The Fund will value its portfolio securities at amortized cost and seek to maintain a net asset value of $1.00 per share.

              The Fund is designed as a convenient investment vehicle for institutional investors with temporary cash balances such as trust departments, trust companies, and banks acting as agent, adviser, or custodian. It is equally appropriate for the investment of short-term funds held or managed by corporations, insurance companies, investment counselors, law firms, broker-dealers and individuals.

              This Prospectus, which should be retained for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. A "Statement of Additional Information" dated April 28, 1998, containing further information about the Fund, has been filed with the Securities and Exchange Commission, is incorporated by reference into this Prospectus, and may be obtained without charge from John Nuveen & Co. Incorporated by calling (800) 858-4084.

              An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

              Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              John Nuveen & Co. Incorporated
              For information, call toll-free (800) 858-4084

                        Prospectus
                        ----------

                        5   Fund Expenses

                        5   Highlights

                        7   Financial Highlights

                        8   Yield

                        8   The Fund and its Investment Objective

                        8   Investment Policies

                        13  Management of the Fund

                        14  Net Asset Value

                        14  Dividends

                        15  Suitability

                        15  How to Buy Fund Shares

                        16  Other Shareholder Programs

                        17  How to Redeem Fund Shares

                        19  Taxes

                        21  General Information

              Fund Expenses

              The following tables illustrate all expenses and fees that a shareholder of the Fund will incur. The expenses and fees shown are for the fiscal year ended February 28, 1998.

              Shareholder transaction expenses
              ------------------------------------------------------------------
              Sales load imposed on purchases                              None
              Sales load imposed on reinvested dividends                   None
              Redemption fees                                              None
              Exchange fees                                                None
              ------------------------------------------------------------------

              Annual operating expenses (as a percentage of average daily net assets)
              ------------------------------------------------------------------
              Management fees                                          .40%
              12b-1 fees                                               None
              Other operating expenses                                 .04%
              Total expenses                                           .44%

              The purpose of the foregoing tables is to help the investor understand all expenses and fees that an investor in the Fund will bear directly or indirectly. As discussed under "Management of the Fund," the management fee is reduced or Nuveen Advisory Corp. ("Nuveen Advisory") assumes certain expenses so as to prevent the total expenses of the Fund in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund.

              The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

              1 Year          3 Years           5 Years                 10 Years
              ------------------------------------------------------------------
                  $5              $14               $25                      $55
              ------------------------------------------------------------------


              This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. This example assumes that the percentage amounts listed under Annual Operating Expenses remain the same in each of the periods.

              Highlights

              Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is an open-end, diversified management investment company with the objective of providing, through investment in a professionally managed portfolio of high quality short-term Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund values its portfolio at amortized cost and seeks to maintain a net asset value of $1.00 per share. There is no guarantee that this value will be maintained. See "Net Asset Value" on page 14 and "The Fund and Its Investment Objective" on page 8.

              The Fund intends to qualify, as it has in prior years, for tax treatment as a regulated investment company and to satisfy conditions that will enable interest income which is exempt from federal income tax in the hands of the Fund to retain such tax-exempt status when distributed to the shareholders of the Fund. Dividends may not be exempt from state or local income taxes. See "Taxes" on page 19.

              How to Buy Fund Shares

              Fund shares may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business ("business days") at the net asset value next determined after an order is received together with payment in federal funds. The minimum initial investment is $25,000. Subsequent investments for the account of the shareholder must be in amounts of $500 or more. See "How to Buy Fund Shares" on page 15.

              How to Redeem Fund Shares

              Shareholders may redeem shares at net asset value next computed after receipt of a redemption request in proper form on any business day. There is no redemption fee. See "How to Redeem Fund Shares" on page 17.

              Dividends

              The Fund declares dividends daily from its accumulated net income and distributes the dividends monthly in the form of additional shares or, at the option of the investor, in cash. See "Dividends" on page 14.

              Investment Adviser and Principal Underwriter

              John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter of the Fund. Nuveen Advisory Corp. ("Nuveen Advisory"), a wholly-owned subsidiary of Nuveen, acts as the Fund's investment adviser and receives an annual fee of .4 of 1% of the average daily net asset value of the Fund. The management fee is reduced to .375 of 1%, .350 of 1% and .325 of 1% of the average daily net asset value over $500,000,000, $1,000,000,000, and $2,000,000,000, respectively. See "Management of the Fund" on page 13.

              Investments

              The Fund invests primarily in municipal money market instruments. The Fund may from time to time invest a portion of its assets in debt obligations which are not rated, and variable rate or floating rate obligations. Each of these investments and practices involves certain risk factors. Investors are urged to read the descriptions set forth in this Prospectus of these investments and practices. See "Investment Policies" on page 8.

              The information set forth above should be read in conjunction with the detailed information set forth elsewhere in this Prospectus.

              Financial Highlights


              The following financial information has been derived from the Fund's financial statements which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, and should be read in conjunction with the financial statements and related notes, appearing at the back of this Prospectus.

              Selected data for a share outstanding throughout each period is as follows:

                          Operating performance     Less distributions                              Ratios/Supplemental data
                          ---------------------- ------------------------                    --------------------------------------
                                             Net
                                        realized                                                                              Ratio
                      Net                    and  Dividends                   Net      Total                                 of net
                    asset             unrealized  from tax-                 asset     return                   Ratio of  investment
                    value        Net gain (loss) exempt net Distributions   value     on net     Net assets    expenses   income to
Year ended      beginning investment        from investment  from capital  end of      asset  end of period  to average     average
February 28/29, of period     income investments     income         gains  period  value (a) (in thousands)  net assets  net assets
------------------------------------------------------------------------------------------------------------------------------------
   1998             $1.00       $.03        $ --      $(.03)         $ --   $1.00       3.27%    $  473,502         .44%       3.26%
   1997              1.00        .03          --       (.03)           --    1.00       3.11        515,403         .44        3.10
   1996              1.00        .03          --       (.03)           --    1.00       3.42        610,053         .44        3.43
   1995              1.00        .03          --       (.03)           --    1.00       2.69        759,244         .44        2.65
   1994              1.00        .02          --       (.02)           --    1.00       2.04        975,833         .42        2.04
   1993              1.00        .03          --       (.03)           --    1.00       2.57      1,597,014         .40        2.58
   1992 (b)          1.00        .02          --       (.02)           --    1.00       1.56      2,332,021         .39*       3.71*
   1991 (c)          1.00        .05          --       (.05)           --    1.00       4.85      1,927,583         .38        4.81
   1990 (c)          1.00        .06          --       (.06)           --    1.00       5.75      1,800,966         .40        5.74
   1989 (c)          1.00        .06          --       (.06)           --    1.00       6.00      1,756,725         .39        6.02
====================================================================================================================================

              *  Annualized.

              (a) Total returns are calculated on net asset value and are not annualized.

              (b) For the five months ended February 29.

              (c) For the fiscal year ended September 30.

              Yield

              From time to time the Fund may advertise its "yield," "effective yield" and "taxable equivalent yield." The "yield" of the Fund is based on the income generated by an investment in the Fund over a seven day period. The income is then annualized, i.e. the amount of the income generated by the investment during that week is assumed to be generated each week over a 52-week period and is expressed as a percentage of the investment. "Effective yield" is calculated similarly except that, when annualized, the income earned by the investment is assumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the Fund's yield on an after-tax basis for an investor in a stated tax bracket (normally assumed to be the bracket with the highest marginal tax rate). A taxable equivalent yield quotation will be higher than the yield or the effective yield quotations. Additional information concerning the Fund's performance figures appears in the Statement of Additional Information.

              Based on the seven-day period ended February 28, 1998, the Fund's yield, effective yield and taxable equivalent yield (using the maximum federal income tax rate of 39.6%) were 3.11%, 3.16% and 5.15%, respectively.

              This Prospectus may be in use for a full year and it can be expected that during this period there will be material fluctuations in yield from that quoted above. For information as to current yields, please call Nuveen at (800) 858-4084.

              The Fund and Its Investment Objective

              The Fund is an open-end, diversified management investment company which has the objective of providing, through investment in a professionally managed portfolio of high quality short-term Municipal Obligations (described below), as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the shares. The Fund values its portfolio securities at amortized cost and seeks to maintain a constant net asset value of $1.00 per share. There is risk in all investments and, therefore, there can be no assurance that the Fund's objective will be achieved.

              Investment Policies

              In General

              The Fund's investment portfolio will consist primarily of short-term Municipal Obligations which at the time of purchase are eligible for purchase by money market funds under applicable guidelines of the Securities and Exchange Commission ("SEC"), and are: (1) bonds rated within the two highest long-term grades by Moody's Investor Service Inc. ("Moody's")--Aaa or Aa, or by Standard & Poor's Corporation ("S&P")--AAA or AA respectively, or, in the case of municipal notes, rated MIG-1 or VMIG-1 by Moody's or SP-1 by S&P, or, in the case of municipal commercial paper, rated Prime-1 by Moody's or A-1 by S&P; (2) unrated obligations which, in the opinion of Nuveen Advisory, have credit characteristics at least equivalent to obligations rated Aa, MIG-1, VMIG-1 or Prime-1 by Moody's, or AA, SP-1 or A-1 by S&P; or
              (3) obligations exempt from federal income tax which at the time of purchase are backed by the full faith and credit of the U.S. Government as to payment of principal and interest.

              The investment portfolio of the Fund will be limited to obligations maturing within 397 days from the date of acquisition or that have variable or floating rates of interest (such rates vary with changes in specified market rates or indices such as a bank prime rate or tax-exempt money market index). The Fund may invest in such variable and floating rate instruments even if they carry stated maturities in excess of 397 days, provided that
              (1) certain conditions contained in rules issued by the SEC under the Investment Company Act of 1940 are satisfied and (2) they permit the Fund to recover the full principal amount thereof upon specified notice. The Fund's right to obtain payment on such an instrument could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date proceeds are due.

              The ratings of Moody's and S&P represent their opinions as to the quality of those Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risks in purchasing unrated Municipal Obligations.

              The types of short-term Municipal Obligations in which the Fund may invest include bond anticipation notes, tax anticipation notes, revenue anticipation notes, construction loan notes to provide construction financing of specific projects and bank notes issued by governmental authorities to commercial banks as evidence of borrowings. Since these short-term securities frequently serve as interim financing pending receipt of anticipated funds from the issuance of long-term bonds, tax collections or other anticipated future revenues, a weakness in an issuer's ability to obtain such funds as anticipated could adversely affect the issuer's ability to meet its obligations on these short-term securities.

              Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

              The Fund has obtained commitments (each, a "Commitment") from MBIA Insurance Corporation ("MBIA") with respect to certain designated bonds held by the Fund for which credit support is furnished by one of the banks ("Approved Banks") approved by MBIA under its established credit approval standards. Under the terms of a Commitment, if the Fund were to determine that certain adverse circumstances relating to the financial condition of the Approved Bank had occurred, the Fund could cause MBIA to issue a "while-in-fund" insurance policy covering the underlying bonds; after time and subject to further terms and conditions, the Fund could obtain from MBIA an "insured-to-maturity" insurance policy as to the covered bonds. Each type of insurance policy would insure payment of interest on the bonds and payment of principal at maturity. Although such insurance would not guarantee the market value of the bonds or value of the Fund's shares, the Fund believes that its ability to obtain insurance for such bonds under such adverse circumstances will enable the Fund to hold or dispose of such bonds at a price at or near their par value.

              The Fund intends to remain as fully invested in municipal securities as is prudent or practical under the circumstances. The Fund to date has not purchased and has no present intention to purchase "temporary investments," the income from which is subject to federal income tax. However, the Fund may invest not more than 20% of its net assets in such temporary investments. Further, during extraordinary circumstances, the Fund may, for defensive purposes, invest more than 20% of its net assets in such temporary investments. The Fund will invest only in temporary investments with remaining maturities of one year or less which, in the opinion of Nuveen Advisory, are of "high grade" quality.

              The SEC has recently adopted amendments and proposed further amendments to Rule 2a-7 under the Investment Company Act of 1940. Although these amendments have not yet become effective and the Fund has not yet amended its amortized cost procedures to implement changes that would be required by these amendments, the Fund will adhere at all times to all requirements of Rule 2a-7.

              Because investments of the Fund will consist of securities with relatively short maturities, the Fund can expect to have a high portfolio turnover rate. The Fund will maintain a dollar-weighted average portfolio maturity of not more than 90 days. During the fiscal year ended February 28, 1998, the average maturity of the Fund's portfolio ranged from 24 to 51 days.

              Municipal Obligations

              Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development bonds and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

              Two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal obligations, both within a particular classification and between classifications, depending on numerous factors.

              Municipal Obligations can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds.

              Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues.

              Municipal Obligations also include very short-term unsecured, negotiable promissory notes, issued by states, municipalities, and their agencies, which are known as "tax-exempt commercial paper" or "municipal paper." Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

              While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent consistent with its investment objective and limitations. Such notes may be issued for different purposes and with different security than those mentioned above.

              The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

              The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction and at the time of delivery the market value may be less than cost.

              Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

              Certain Fundamental Investment Policies

              The Fund, as a fundamental policy, may not: (1) invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities;
              (2) borrow money, except from banks for temporary or emergency purposes and then only in an amount not exceeding (a) 10% of the value of the Fund's total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities; (3) pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings for temporary or emergency purposes, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets; (4) make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations; (5) invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years;
              (6) invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations; or (7) invest more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitation shall not be applicable to the purchase of Municipal Obligations and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of applying the limitations of clauses (1) and (5), the "issuer" of a security shall be deemed to be the entity whose assets and revenues are committed to the payment of principal and interest on such security, provided that the guarantee of an instrument will be considered a separate security (subject to certain exclusions allowed under the Investment Company Act of 1940). The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

              For a more complete description of the fundamental and non-fundamental investment policies summarized above and the other fundamental investment policies applicable to the Fund, see the Statement of Additional Information. The investment policies specifically identified as fundamental, together with the Fund's investment objective, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined by the Investment Company Act of 1940, this means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

              Management of the Fund

              The management of the Fund, including general supervision of the duties performed by Nuveen Advisory under the Investment Management Agreement, is the responsibility of the Fund's Board of Directors.

              Nuveen Advisory acts as the investment adviser for and manages the investment and reinvestment of the assets of the Fund. Its address is 333 West Wacker Drive,

              Chicago, Illinois 60606. Nuveen Advisory also administers the Fund's business affairs, acts as pricing agent for the Fund, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.

              For the services and facilities furnished by Nuveen Advisory, the Fund has agreed to pay an annual management fee as follows:

              Average daily net asset value                      Management fee
              ------------------------------------------------------------------
              For the first $500 million                             .400 of 1%
              For the next $500 million                              .375 of 1
              For the next $1 billion                                .350 of 1
              For net assets over $2 billion                         .325 of 1
              ------------------------------------------------------------------

              All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the management fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations.

              The management fee will be reduced or Nuveen Advisory will assume certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including Nuveen Advisory's management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund. For the fiscal year ended February 28, 1998, the management fee amounted to .40 of 1% of the Fund's average daily net assets, and total expenses amounted to .44 of 1% of the Fund's average daily net assets.

              Nuveen Advisory currently serves as investment adviser to 42 open-end funds (the "Nuveen Mutual Funds") and 52 exchange-traded municipal securities funds (the "Nuveen Exchange-Traded Funds"). As of the date of this Prospectus, Nuveen Advisory manages approximately $36 billion in assets held by the Nuveen Mutual Funds and the Nuveen Exchange-Traded Funds.

              Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen, the principal underwriter of the Fund's shares, is sponsor of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. It is also the principal underwriter of the Nuveen Mutual Funds, and served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

              Net Asset Value

              The net asset value of the Fund's shares is determined by The Chase Manhattan Bank, the Fund's custodian, at 12:00 noon Eastern Time on (1) each day on which the Federal Reserve Bank of Boston is normally open for business (a "business day") and (2) on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities such that the current net asset value of the Fund's shares might be materially affected by changes in the value of portfolio securities. The net asset value per share will be computed by dividing the sum of the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

              The Fund seeks to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securities on the basis of their amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For a more complete description of this valuation method and its effect on existing and prospective shareholders, see the Statement of Additional Information. There can be no assurance that the Fund will be able at all times to maintain a net asset value of $1.00 per share.

              Dividends

              All of the net income of the Fund is declared on each calendar day as a dividend on shares entitled to such dividend. Net income of the Fund consists of all interest income accrued and discount earned on portfolio assets (adjusted for amortization of premium or discount on securities when required for federal income tax purposes), plus or minus any realized short-term gains or losses on portfolio instruments since the previous dividend declaration, less estimated expenses incurred subsequent to the previous dividend declaration. It is not expected that realized or unrealized gains or losses on portfolio instruments will be a meaningful factor in the computation of the Fund's net income. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value or, at the shareholder's option, paid in cash. Net realized long-term capital gains, if any, will be paid not less frequently than annually and reinvested in additional shares of the Fund at net asset value unless the shareholder has elected to receive capital gains in cash. The Fund does not anticipate realizing any significant long-term capital gains or losses.

              Suitability

              The Fund is designed as a convenient means for institutional investors with temporary cash balances who seek to obtain income exempt from federal income taxes. Although the Fund is primarily designed for banks and trust companies seeking tax-free investment of short-term funds held in accounts for which the bank or trust company acts in a fiduciary, advisory, agency, custodial or similar capacity, the Fund is equally appropriate for the tax-free investment of short-term funds held by corporations, insurance companies, investment counselors, law firms, investment bankers, brokers, individuals and others.

              Because plans qualified under Section 401 of the Internal Revenue Code or other persons exempt from federal income tax will be unable to benefit from the tax-exempt nature of the Fund's dividends, the Fund is not generally suitable for such plans or persons.

              How to Buy Fund Shares

              In General

              Investors may purchase Fund shares on business days (as defined under "Net Asset Value") at the net asset value which is next computed after receipt of a proper purchase order and receipt of payment in federal funds. There are no sales charges.

              Purchase by Telephone

              To purchase shares of the Fund, first open an account by calling Nuveen on any business day at (800) 858-4084. Information needed to establish the account will be taken over the telephone. An application form should be completed promptly and mailed to the Fund. Federal funds should be wired to:

              United Missouri Bank of Kansas City, N.A.

              ABA #101000695

              Nuveen Tax-Exempt Money Market Fund, Inc.

              Account No. (see above)

              Account Name:

              The investor will be required to complete an application and mail it to the Fund after making the initial telephone purchase. Subsequent investments may be made by following the same wire transfer procedure.

              If an order is received by Nuveen by 12:00 noon, eastern time, and federal funds are received by United Missouri Bank of Kansas City, N.A. on the same day, the order is effective that day. Federal funds should be wired as early as possible, but no later than 3:00 p.m. Eastern Time, to facilitate crediting to the shareholder's account on that day.

              Purchase by Mail

              Complete an application form and mail it with a check or Federal Reserve draft to Nuveen Tax-Exempt Money Market Fund, Inc., c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. The order becomes effective as soon as the check or draft is converted to federal funds. This usually occurs one business day after receipt, but may take longer.

              Commencement of Dividends

              Shares are deemed to have been purchased and are entitled to dividends commencing on the day the purchase order becomes effective.

              Minimum Investment

              The minimum initial investment is $25,000; subsequent investments must be in amounts of $500 or more. Institutions are encouraged to open single master accounts. If, however, an institution wishes to use the Fund's transfer agent's sub-accounting system, these sub-accounts may be aggregated for the purpose of meeting the minimum investment.

              Other Shareholder Programs

              Exchange Privilege

              You may exchange shares of the Fund for shares of any other open-end management investment company with reciprocal exchange privileges (the "Nuveen Funds"), into an identically registered account provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen UIT distributions (and any dividends thereon) may be exchanged for shares of the Fund or any other Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veteran's Day), exchanges of shares of one of those funds for shares of the Fund may not be effected on such days.

              The total value of shares being exchanged must at least equal the minimum investment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal income tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of any approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also make exchanges by telephone if a pre-authorized exchange authorization, as provided on the account Application Form, is on file with Shareholder Services, Inc., the Fund's shareholder service agent. The exchange privilege may be modified or discontinued at any time.

              Additional Information

              As transfer agent for the Fund, Shareholder Services, Inc. ("SSI") maintains an account for each shareholder of record. In the interest of economy and convenience, share certificates are not issued unless specifically requested by writing the Fund. No certificates are issued for fractional shares.

              Confirmations of each purchase and redemption order as well as monthly statements are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

              To assist those institutions performing their own sub-accounting, same day information as to the Fund's daily per share income to seven decimal places and the one-day yield to four decimal places are normally available by 3:30 p.m., Eastern Time.

              Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

              The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

              Subject to the rules of the SEC, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

              How to Redeem Fund Shares

              In general

              Upon receipt of a proper redemption request on a business day the Fund will redeem its shares at their next determined net asset value. The Fund reserves the right not to honor redemption requests where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received. There is no delay when shares being redeemed were purchased by wiring federal funds and thus purchase by this method is strongly recommended.

              Telephone Redemption by Check

              Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 858-4084. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record.

              Telephone Redemption by Fedwire

              Redemption requests may be made by calling Nuveen at (800) 858-4084. Shareholders wishing to redeem by telephone must have elected this option on an account application form and have returned the form to Nuveen before telephone redemption requests can be accepted. If a redemption request is received by Nuveen by 12:00 noon, Eastern Time, the proceeds are ordinarily wired on the same day to the commercial bank account designated on the shareholder's application form. The shares redeemed do not earn income on the day the proceeds are wired. If the redemption request is received by Nuveen after 12:00 noon, Eastern Time, the shares to be redeemed earn income on the day the request is received and proceeds are ordinarily wired the next business day. The Fund reserves the right to charge a fee of approximately $5 for the cost of wire transferred redemptions of less than $5,000. The amount and terms of this fee are subject to change. Telephone redemption is not available to redeem shares for which share certificates have been issued.

              Proceeds of telephone redemption of shares will be transferred by Federal Reserve wire only to the commercial bank account specified on the shareholder's application form. In order to establish multiple accounts, or to change the account or accounts designated to receive wire redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each shareholder with each signature guaranteed by a member of an approved Medallion Guarantee Program, or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

              The Fund reserves the right to refuse a telephone redemption and, at its option, may limit the timing, amount or frequency of these redemptions. This procedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

              Written Redemption

              Shareholders may redeem their shares by sending a written request for redemption directly to the Fund, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have been changed in the preceding 30 days), the signatures must be guaranteed by a member of an approved Medallion Guarantee Program, or in such other manner as may be acceptable to the Fund. Under normal circumstances payment will be made by check and mailed within one business day (and in no event more than seven days) after receipt of a redemption request in proper form.

              Redemption in Kind

              The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

              Other Practices

              The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

              The Fund reserves the right to redeem any account with a balance of $5,000 or less. Shareholders will be notified that the value of their account is less than $5,000 and will be allowed 60 days to make additional share purchases before the redemption is processed.

              Banks and other organizations through which investors may redeem shares of the Fund may impose charges for redemption. Shareholders should contact such institutions directly regarding any such charges.

              Taxes

              Federal Income Tax Matters

              The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that is currently distributed to shareholders. The fund also intends to satisfy conditions which will enable interest income from Municipal Obligations that is exempt from federal income tax in the hands of the Fund to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of interest income on Municipal Obligations may not be exempt from state or local income taxes.

              Distributions by the Fund of net interest income received, if any, from temporary investments and net short-term capital gains, if any, realized by the Fund, will be taxable to shareholders as ordinary income. As long as the Fund qualifies as a regulated invest-ment company under the Code, distributions to shareholders will not qualify for the dividends received deduction for corporations. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and the entire amount of distributions to shareholders would be taxable to shareholders as ordinary income.

              The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-free investments, such as shares of the Fund, is not deductible. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

              Tax-exempt income is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

              The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users. Accordingly, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" thereof. Such persons should consult their tax advisers before investing in the Fund.

              The Fund may invest in private activity bonds, the interest on which is a specific item of tax preference for purposes of computing the alternative minimum tax on corporations and individuals. This type of private activity bond includes most industrial and housing revenue bonds. Shareholders whose tax liability is determined under the alternative minimum tax will be taxed on their share of the Fund's exempt-interest dividends that were paid from income earned on these bonds. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

              The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certificates, or who are otherwise subject to back-up withholding.

              The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the federal, state and local tax consequences to its shareholders.

              State and Local Tax Aspects

              The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated exempt interest dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard.

              General Information

              Investor Inquiries

              Investor inquiries may be made directly of the Fund in writing or by calling Nuveen, the Fund's distributor (nationwide (800) 858-
              4084).

              Custodian, Shareholder Services Agent and Transfer Agent

              The custodian of the Fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial fund accounting and portfolio accounting services. SSI, P.O. Box 5330, Denver, Colorado 80217-5330, is the transfer, shareholder services and dividend paying agent for the Fund and performs bookkeeping, data processing and administrative services incidental to the maintenance of shareholder accounts.

              Nuveen Advisory and the transfer agent rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "year 2000 issue." Nuveen Advisory and the fund expect the necessary work to be completed no later than December 1999, although we can make no assurance with respect to the systems of the fund's service providers.

              Capital Stock

              The Fund was incorporated in Maryland on November 19, 1980. Its authorized capital stock consists of a single class of 5,000,000,000 shares of common stock, $.01 par value. All shares have equal non-cumulative voting rights and equal rights with respect to dividends declared by the Fund and assets upon liquidation. Shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

              Independent Public Accountants

              Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Fund. In addition to audit services, Arthur Andersen LLP provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements of the Fund which follow and the information set forth under "Financial Highlights" have been audited by Arthur Andersen LLP as indicated in their report with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said report.

                   NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.
                   ANNUAL REPORT FINANCIAL SECTION
                   FEBRUARY 28, 1998




                   CONTENTS

               23  Portfolio of Investments

               28  Statement of Net Assets

               29  Statement of Operations

               30  Statement of Changes in Net Assets

               31  Notes to Financial Statements

               33  Financial Highlights

               34  Report of Independent Public Accountants

____
22

              Portfolio of Investments
              February 28, 1998
              Nuveen Tax-Exempt Money Market Fund, Inc.

  Principal                                                                                                       Amortized
     Amount    Description                                                                       Ratings*              Cost
---------------------------------------------------------------------------------------------------------------------------
               Alabama - 2.1%

$ 5,935,000    Boaz Industrial Development Board (Parker-Hannifin Corporation Project),
                 Variable Rate Demand Bonds, 3.500%, 9/01/12+                                       Aa-2        $ 5,935,000
  3,955,000    Marshall County, Special Obligation School Refunding Warrants, Series 1994,
                 Variable Rate Demand Bonds, 3.450%, 2/01/12+                                       A-1+          3,955,000
---------------------------------------------------------------------------------------------------------------------------
               Arizona - 2.1%

  5,000,000    Apache County Industrial Development, Pollution Control Revenue (Tucson
                 Electric), Series C, Variable Rate Demand Bonds, 3.400%, 12/15/18+               VMIG-1          5,000,000
  5,000,000    Arizona School District, Financing Program, Paradise Valley Unified School
                 District No. 69 of Maricopa County, Arizona, Tax Anticipation Note,
                 4.600%, 6/30/98                                                                   SP-1+          5,013,001
---------------------------------------------------------------------------------------------------------------------------
               Connecticut - 3.2%

 15,000,000    Connecticut State Special Assessment Unemployment Compensation Advance Fund
                 Revenue Bonds, Series 1993C, Commercial Paper, 3.900%, 7/01/98                   VMIG-1         15,000,000
---------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 3.7%

  6,200,000    District of Columbia General Obligation, Series 1992A-3, Variable Rate Demand
                 Bonds, 3.700%, 10/01/07+                                                         VMIG-1          6,200,000
  7,200,000    District of Columbia General Obligation, Series 1992A-4, Variable Rate Demand
                 Bonds, 3.700%, 10/01/07+                                                         VMIG-1          7,200,000
  4,200,000    District of Columbia General Obligation, Series 1992A-2, Variable Rate Demand
                 Bonds, 3.700%, 10/01/07+                                                         VMIG-1          4,200,000
---------------------------------------------------------------------------------------------------------------------------
               Florida - 8.4%

 18,000,000    Florida Housing Finance Agency, Multi-Family, 1985 Series D (Kings Colony),
                 Variable Rate Demand Bonds, 3.500%, 8/01/06+                                     VMIG-1         18,000,000
  6,955,000    Gulf Breeze, Series 1995 A (Florida Municipal Bond Fund), Variable Rate Demand
                 Bonds, 3.500%, 3/31/21+                                                             A-1          6,955,000
  3,000,000    Jacksonville Health Facilities Authority (River Garden Project), Variable
                 Rate Demand Bonds, 3.350%, 2/01/18+                                                 A-1          3,000,000
  5,800,000    Miami Health Facilities Authority (Miami Jewish Home and Hospital for the
                 Aged, Inc.), Series 1992, Variable Rate Demand Bonds, 3.500%, 3/01/12+             Aa-3          5,800,000
  2,200,000    Palm Beach County Health Facility Authority (Pooled Hospital Loan Program),
                 Series 1985, Commercial Paper, 3.250%, 4/07/98                                   VMIG-1          2,200,000
  4,000,000    The University Athletic Association, Inc., Capital Improvement Revenue Bonds,
                 Series 1990, Variable Rate Demand Bonds, 3.650%, 2/01/20+                        VMIG-1          4,000,000
---------------------------------------------------------------------------------------------------------------------------
               Georgia - 10.3%

  5,000,000    Municipal Gas Authority of Georgia, Gas Revenue Bonds (Southern Portfolio I          A-1+          5,000,000
                 Project), Series D, Commercial Paper, 3.300%, 5/07/98
  7,215,000    Housing Authority of Clayton County, Tax-Exempt Adjustable Mode, Multifamily
                 Housing Revenue Refunding Bonds, Series 1996 (BS Partners LP Project),
                 3.400%, 9/01/26+                                                                   Aa-2          7,215,000
  8,000,000    Cobb County School District (Georgia), Short-Term Notes, Series 1998, 4.000%,
                 12/31/98                                                                          MIG-1          8,032,533
  3,000,000    Columbia Elderly Authority, Residential Care Facilities, Revenue Bonds
                 (Augusta Resource Center on Aging Inc.), Variable Rate Demand Bonds,
                 3.500%, 1/01/21+                                                                   Aa-3          3,000,000

____
23

              Portfolio of Investments
              February 28, 1998
              Nuveen Tax-Exempt Money Market Fund, Inc.

  Principal                                                                                                       Amortized
     Amount    Description                                                                       Ratings*              Cost
---------------------------------------------------------------------------------------------------------------------------
               Georgia - continued

$ 4,800,000    Housing Authority of the County of DeKalb, Georgia, Multifamily Housing
                 Revenue Bonds (Crow Wood Arbor Associates, Limited Project), Series 1985Q,
                 Variable Rate Demand Bonds, 3.500%, 12/01/07+                                      A-1+       $  4,800,000
 10,705,000    Housing Authority of the County of Dekalb, Georgia, Multifamily Housing Revenue
                 Refunding Bonds (Lenox Pointe Project), Series 1996A, Variable Rate
                 Demand Bonds, 3.450%, 11/01/23+                                                     P-1         10,705,000
 10,000,000    Municipal Electric Authority of Georgia, Commercial Paper, Program General
                 Resolution Project, Bond Anticipation Note, Series A & B, 3.500%, 5/28/98          A-1+         10,000,000
---------------------------------------------------------------------------------------------------------------------------
               Illinois - 4.4%

 10,000,000    City of Chicago, General Obligation Tender Notes, Series 1998, 3.550%, 2/04/99      SP-1+         10,000,000
               Decatur Water Revenue Bonds, Series 1985 (New South Water Treatment),
                 Commercial Paper:
  5,700,000        3.800%, 5/13/98                                                                VMIG-1          5,700,000
  5,000,000        3.650%, 4/22/98                                                                VMIG-1          5,000,000
---------------------------------------------------------------------------------------------------------------------------
               Kansas - 1.3%

  6,000,000    Manhattan Industrial Development Board (Parker-Hannifin Corporation), Variable
                 Rate Demand Bonds, 3.500%, 9/01/09+                                                Aa-2          6,000,000
---------------------------------------------------------------------------------------------------------------------------
               Kentucky - 3.2%

 15,000,000    Louisville and Jefferson County, Metropolitan Sewer District, Sewer and
                 Drainage System, Subordinated Revenue Notes, Series 1997A, 3.500%,
                 4/14/98                                                                            SP-1         15,000,000
---------------------------------------------------------------------------------------------------------------------------
               Louisiana - 1.0%

  4,800,000    New Orleans Aviation Board, Series 1993B, Variable Rate Demand Bonds,
                 3.550%, 8/01/16+                                                                 VMIG-1          4,800,000
---------------------------------------------------------------------------------------------------------------------------
               Michigan - 5.4%

  7,000,000    Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds
                 (The Detroit Edison Company Pollution Control Bonds Project),
                 Series 1995CC, Variable Rate Demand Bonds, 3.700%, 9/01/30+                        A-1+          7,000,000
 11,800,000    Detroit Downtown Development Authority (Millender Center Project), Variable
                 Rate Demand Bonds, 4.200%, 12/01/10+                                             VMIG-1         11,800,000
  7,000,000    The School District of the City of Kalamazoo, County of Kalamazoo,
                 State of Michigan, 1997 State Aid Notes (Limited Tax General
                 Obligation), 4.000%, 4/15/98                                                      SP-1+          7,002,525
---------------------------------------------------------------------------------------------------------------------------
               Minnesota - 4.1%

  5,000,000    Bloomington Port Authority, Tax Increment Revenue Refunding Bonds (Mall of
                 America Project), Series 1995A, Variable Rate Demand Bonds, 3.450%, 2/01/13+     VMIG-1          5,000,000
  6,920,000    Minneapolis/St. Paul Housing and Redevelopment Authority, Health Care
                 (Children's Health Care), Series 1995, Variable Rate Demand Bonds,
                 3.850%, 8/15/25+                                                                  SP-1+          6,920,000
  7,500,000    St. Paul Housing and Redevelopment Authority, Parking Revenue Bonds,
                 Series 1995B, Variable Rate Demand Bonds, 3.550%, 8/01/17+                       VMIG-1          7,500,000
---------------------------------------------------------------------------------------------------------------------------
               Missouri - 7.5%

  5,500,000    Health and Educational Facilities Authority of the State of Missouri, Health
                 Facilities Revenue Bonds (Bethesda Barclay), Series 1996A, Variable
                 Rate Demand Bonds, 3.950%, 8/15/26+                                              VMIG-1          5,500,000

____
24

              Portfolio of Investments
              February 28, 1998
              Nuveen Tax-Exempt Money Market Fund, Inc.

  Principal                                                                                                       Amortized
     Amount    Description                                                                       Ratings*              Cost
---------------------------------------------------------------------------------------------------------------------------
              Missouri - continued

$ 2,400,000   Health and Educational Facilities Authority of the State of Missouri,
                Educational Facilities, St. Louis University, Series 1985, Readily
                Adjustable Tax Exempt Securities, Adjustable Rate Demand Bonds,
                3.750%, 12/01/05+                                                                 VMIG-1        $ 2,400,000
  3,355,000   State Environmental Improvement and Energy Resources Authority of the
                State of Missouri, Unit Priced Demand Adjustable Pollution Control
                Revenue Bonds, Series 1985 A (Union Electric Company), Commercial Paper,
                3.550%, 5/27/98                                                                   VMIG-1          3,355,000
  3,800,000   The Industrial Development Authority of the County of Jackson, State of
                Missouri, Recreational Facilities Revenue Bonds (YMCA of Greater Kansas
                City Project), Series 1996A, Variable Rate Demand Bonds, 3.950%,                     A-1          3,800,000
 12,000,000   The City of St. Louis, Missouri, Tax and Revenue Anticipation Notes, Payable
                from the General Revenue Fund, Series 1997, 4.500%, 6/30/98                        MIG-1         12,024,892
  8,300,000   St. Louis Land Clearance Redevelopment Authority, Parking Facility Revenue
                Refunding Bonds, Series 1996, Variable Rate demand Bonds, 4.100%, 9/01/19+        VMIG-1          8,300,000
---------------------------------------------------------------------------------------------------------------------------
              Nebraska - 0.9%

  4,405,000   Scotts Bluff County Hospital Authority, Elderly Residential Facility (West
                Village), GNMA, Variable Rate Demand Bonds, 4.000%, 12/01/31+                        A-2          4,405,000
---------------------------------------------------------------------------------------------------------------------------
              North Carolina - 4.2%

  4,100,000   North Carolina Eastern Municipal Power Agency, Power System Revenue,
                Series 1988 B, Commercial Paper, 3.400%, 6/11/98                                    A-1+          4,100,000
              North Carolina Eastern Municipal Power Agency, Commercial Paper (Tax-Exempt):
  8,000,000     3.500%, 4/07/98                                                                     A-1+          8,000,000
  8,000,000     3.300%, 5/14/98                                                                     A-1+          8,000,000
---------------------------------------------------------------------------------------------------------------------------
              Ohio - 5.0%

  4,000,000   Ohio School Districts, 1998 Cash Flow Borrowing Program, Certificates of
                Participation, General Obligation Notes, Series A, 4.120%, 12/31/98                MIG-1          4,018,557
  9,800,000   Cuyahoga County, University Hospital of Cleveland, Series 1985, Variable Rate
                Demand Bonds, 3.850%, 1/01/16+                                                    VMIG-1          9,800,000
  5,000,000   County of Hamilton, Ohio, Hospital Facilities, Series 1997A (Children's
                Hospital Medical Center), Variable Rate Demand Bonds, 3.550%, 5/15/17+            VMIG-1          5,000,000
  5,000,000   County of Lucas, Ohio, Multi-Mode Variable Rate Demand Facilities Improvement
                Revenue Bonds, Series 1997, (The Toledo Zoological Society Project), Variable
                Rate Demand Bonds, 3.450%, 10/01/05+                                              VMIG-1          5,000,000
---------------------------------------------------------------------------------------------------------------------------
              Oregon - 1.3%

  6,200,000   Port of Morrow (Portland G. E. Company Boardman Project), Variable Rate Demand
                Bonds, 4.000%, 10/01/13+                                                          VMIG-1          6,200,000
---------------------------------------------------------------------------------------------------------------------------
              Pennsylvania - 5.3%

 10,000,000   Port Authority of Allegheny County (Commonwealth of Pennsylvania), Grant
                Anticipation Notes, Series A of 1997, 3.850%, 6/30/98                              MIG-1         10,000,000
 10,000,000   Dauphin County General Authority, Series of 1997 (Education and Health Loan
                Program), Variable Rate Demand Bonds, 3.460%, 11/01/17+                           VMIG-1         10,000,000

____
25

              Portfolio of Investments
              February 28, 1998
              Nuveen Tax-Exempt Money Market Fund, Inc.

  Principal                                                                                                       Amortized
     Amount    Description                                                                       Ratings*              Cost
---------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - continued

$ 3,210,000    Montgomery County Higher Education and Health Authority, Series 1995
                 (Philadephia Presbytery Homes, Inc), Variable Rate Demand Bonds,
                 3.450%, 7/01/25+                                                                 VMIG-1        $ 3,210,000
  2,000,000    City of Philadelphia Tax and Revenue Anticipation Notes, Series A of
                 1997-1998, 4.500%, 6/30/98                                                        MIG-1          2,003,186
---------------------------------------------------------------------------------------------------------------------------
               South Dakota - 2.5%

 11,935,000    South Dakota Health and Education Facility (McKennan Hospital), Series 1994,
                 Variable Rate Demand Bonds, 3.450%, 7/01/14+                                     VMIG-1         11,935,000
---------------------------------------------------------------------------------------------------------------------------
               Tennessee - 5.7%

 15,000,000    The Public Building Authority of the City of Clarksville, Tennessee, Adjustable
                 Rate Pooled Financing Revenue Bonds, Series 1994 (Tennessee Municipal Bond
                 Fund), Variable Rate Demand Bonds, 3.450%, 6/01/24+                                A-1+         15,000,000
  4,175,000    Loudon Water and Sewer Revenue Refunding Bonds, Series 1996, Variable Rate
                 Demand Bonds, 3.500%, 9/01/06+                                                     Aa-2          4,175,000
  8,000,000    The Public Building Authority of The County of Montgomery, Tennessee,
                 Adjustable Rate Pooled Financing Revenue Bonds, Series 1996 (Montgomery
                 County Loan), 3.450%, 7/01/19+                                                      P-1          8,000,000
---------------------------------------------------------------------------------------------------------------------------
               Texas - 2.6%

  2,800,000    Texas Health Facilities Development Corporation (North Texas Pooled Health
                 Program), Variable Rate Demand Bonds, 3.650%, 5/31/25+                           VMIG-1          2,800,000
  9,400,000    City of Austin, Texas (Travis and Williamson Counties), Combined Utility
                 Systems, Commercial Paper, Series A, 3.500%, 6/11/98                               A-1+          9,400,000
---------------------------------------------------------------------------------------------------------------------------
               Washington - 6.6%

  7,000,000    Washington Health Care Facilities Authority, Variable Rate Demand Revenue
                 Bonds, Series 1997 (Sunnyside Community Hospital Association, Sunnyside),
                 3.300%, 10/01/17+                                                                  Aa-2          7,000,000
 10,745,000    Washington State Housing Finance Commission, Variable Rate Demand Nonprofit
                 Revenue Bonds, (Emerald Heights Project), Series 1990, Variable Rate
                 Demand Bonds, 3.700%, 1/01/21+                                                      A-1         10,745,000
  4,400,000    Washington State Housing Finance Commission, Nonprofit Revenue Bonds (Panorama
                 City Project), 1997 Refunding Bonds, Variable Rate Demand Bonds,
                 3.700%, 1/01/27+                                                                 VMIG-1          4,400,000
  9,000,000    Washington Student Loan Agency, Series 1984A, Variable Rate Demand Bonds,
                 3.725%, 1/01/01+                                                                 VMIG-1          9,000,000
---------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 5.7%

 10,000,000    State of Wisconsin, Operating Notes of 1997, Series 2, 4.500%, 6/15/98              MIG-1         10,021,792
  6,500,000    Wisconsin Health and Educational Facilities Authority, Series 1988A
                 (Alexian Village of Milwaukee), Commercial Paper, 3.800%, 5/11/98                VMIG-1          6,500,000
  1,505,000    School District of Delavan-Darien, Rock and Walworth Counties, Wisconsin,
                 Bond Anticipation Notes, 4.150%, 4/15/98                                          MIG-1          1,505,434
  1,500,000    Germantown School District, Washington County, Wisconsin, Bond Anticipation
                 Notes, 4.250%, 4/01/98                                                            MIG-1          1,500,271
  3,725,000    River Falls Commercial Development Revenue Refunding (Erdeco Partnership
                 Project), Variable Rate Demand Bonds, 3.560%, 11/01/13+                            Aa-2          3,725,000
  3,600,000    Village of Whitefish Bay, Milwaukee County, Wisconsin, General Obligation
                 Capital Improvement Bonds, Tax and Revenue Anticipation Promissory
                 Notes, 4.100%, 6/17/98                                                              N/R          3,602,698

____
26

              Portfolio of Investments
              February 28, 1998
              Nuveen Tax-Exempt Money Market Fund, Inc.

  Principal                                                                                                       Amortized
     Amount    Description                                                                       Ratings*              Cost
---------------------------------------------------------------------------------------------------------------------------
               Wyoming - 1.9%

               Lincoln County Pollution Control Revenue Refunding (Pacificorp Project),
               Series 1991, Commercial Paper:
$  5,300,000     3.550%, 4/06/98                                                                  VMIG-1       $  5,300,000
   3,500,000     3.300%, 5/06/98                                                                  VMIG-1          3,500,000
---------------------------------------------------------------------------------------------------------------------------
$466,040,000   Total Investments - 98.4%                                                                        466,159,889
---------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.6%                                                               7,341,830
               ------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                               $473,501,719
               ------------------------------------------------------------------------------------------------------------

* Ratings (not covered by the report of independent public accountants): Using the higher of Standard &Poor's or Moody's rating.

N/R - Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index. See accompanying notes to financial statements.

____
27

STATEMENT OF NET ASSETS
FEBRUARY 28, 1998
NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.
-------------------------------------------------------------------------------------------
ASSETS
Investments in short-term municipal securities, at amortized cost, which
   approximates market value (note 1)                                          $466,159,889
Cash                                                                              4,170,442
Receivables:
   Interest                                                                       2,545,296
   Investments sold                                                               1,935,328
Other assets                                                                         17,258
-------------------------------------------------------------------------------------------
      Total assets                                                              474,828,213
-------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
  Management fees (note 3)                                                          149,941
  Other                                                                              60,360
Dividends payable                                                                 1,116,193
-------------------------------------------------------------------------------------------
      Total liabilities                                                           1,326,494
-------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 4)                           $473,501,719
-------------------------------------------------------------------------------------------
Shares outstanding                                                              473,501,719
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
  (net assets divided by shares outstanding)                                          $1.00
-------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

___
28

STATEMENT OF OPERATIONS
YEAR ENDED FEBRUARY 28, 1998
NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.
----------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                         $18,509,473
---------------------------------------------------------------------------------------
EXPENSES
Management fees (note 3)                                                      1,993,848
Shareholders' servicing agent fees and expenses                                  22,289
Custodian's fees and expenses                                                    73,374
Directors' fees and expenses (note 3)                                             8,593
Professional fees                                                                42,468
Shareholders' reports - printing and mailing expenses                             4,886
Federal and state registration fees                                              35,510
Other expenses                                                                   39,609
---------------------------------------------------------------------------------------
Total expenses                                                                2,220,577
---------------------------------------------------------------------------------------
Net investment income                                                        16,288,896
Net realized gain (loss) from investment transactions (notes 1 and 2)            (2,131)
---------------------------------------------------------------------------------------
Net increase in net assets from operations                                  $16,286,765
---------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

___
29

STATEMENT OF CHANGES IN NET ASSETS
NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.

                                                        YEAR ENDED       YEAR ENDED
                                                           2/28/98          2/28/97
------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                   $16,288,896      $16,624,557
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                            (2,131)          21,201
-------------------------------------------------------------------------------------
Net increase in net assets from operations               16,286,765       16,645,758
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)                  (16,286,765)     (16,645,758)
-------------------------------------------------------------------------------------
SHARE TRANSACTIONS
  (at constant net asset value of $1 per share)
  (note 1)
Net proceeds from sale of shares                      2,020,884,303    2,793,785,234
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                    6,718,107        6,431,423
-------------------------------------------------------------------------------------
                                                      2,027,602,410    2,800,216,657
-------------------------------------------------------------------------------------
Cost of shares redeemed                              (2,069,503,749)  (2,894,867,006)
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from share transactions                               (41,901,339)     (94,650,349)
Net assets at the beginning of year                     515,403,058      610,053,407
-------------------------------------------------------------------------------------
Net assets at the end of year                          $473,501,719     $515,403,058
-------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.
___
30

              Notes to Financial Statements
              February 28, 1998
              Nuveen Tax-Exempt Money Market Fund, Inc.

              1. General Information and Significant Accounting Policies

The Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

              Securities Valuation
The Fund invests in short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at February 28, 1998, the dollar-weighted average life was 44 days).

              Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, there were no such outstanding purchase commitments.

              Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

              Dividends and Distributions to Shareholders
Tax-exempt net investment income, adjusted for realized short-term gains and losses on investment transactions, is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end.

              Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, including any net realized capital gains from investment transactions. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gain distributions, if any, are subject to federal taxation.

              Insurance Commitments
The Fund has obtained commitments (each a "Commitment") from Municipal Bond Investors Assurance Corporation ("MBIA") with respect to certain designated bonds held by the Fund for which credit support is furnished by banks ("Approved Banks") approved by MBIA under its established credit approval standards. Under the terms of a Commitment, if the Fund were to determine that certain adverse circumstances relating to the financial condition of the Approved Banks had occurred, the Fund could cause MBIA to issue a "while-in-fund" insurance policy covering the underlying bonds; after time and subject to further terms and conditions, the Fund could obtain from MBIA an "insured-to-maturity" insurance policy as to the covered bonds. Each type of insurance policy would insure payment of interest on the bonds and payment of principal at maturity. Although such insurance would not guarantee the market value of the bonds or the value of the Fund's shares, the Fund believes that its ability to obtain insurance for such bonds under such adverse circumstances will enable the Fund to hold or dispose of such bonds at a price at or near their par value.

              Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 28, 1998.

              Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

         ------
         31

              February 28, 1998
              Nuveen Tax-Exempt Money Market Fund, Inc.


              2. Securities Transactions

Purchases and sales (including maturities) of investments in short-term municipal securities during the fiscal year ended February 28, 1998, aggregated $1,543,700,587 and $1,590,684,150, respectively.

At February 28, 1998, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

              3.  Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of John Nuveen & Co. Incorporated, the Fund pays an annual management fee, payable monthly, as follows:


              Average daily net asset value                                 Management fee
              ----------------------------------------------------------------------------
              For the first $500 million                                        .400 of 1%
              For the next $500 million                                         .375 of 1
              For the next $1 billion                                           .350 of 1
              For net assets over $2 billion                                    .325 of 1
              ----------------------------------------------------------------------------

The management fee is reduced by, or the Adviser assumes certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

              4. Composition of Net Assets

At February 28, 1998, the Fund had 5 billion shares of $.01 par value stock authorized. Net assets consisted of $473,501,719 paid-in capital.

              5. Investment Composition

At February 28, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:


----------------------------------------------------------------------------
              Utilities                                                  15%
              Tax Obligation/General                                     14
              Health Care                                                13
              Tax Obligation/Limited                                     11
              Long Term Care                                              9
              Housing/Multifamily                                         9
              Water and Sewer                                             6
              Education and Civic Organizations                           5
              Transportation                                              4
              Financials                                                  3
              Capital Goods                                               3
              Other                                                       8
----------------------------------------------------------------------------
                                                                        100%
----------------------------------------------------------------------------

At February 28, 1998, 89% of the investments owned by the Fund have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions (see note 1).

For additional information regarding each investment security, refer to the Portfolio of Investments.


              -----

              Financial Highlights
              Nuveen Tax-Exempt Money Market Fund, Inc.
              Selected data for a share outstanding throughout each period is as follows:

                                                Operating performance               Less distributions
                                                ---------------------               ------------------
                                                                Net
                                                              realized
                                      Net                          and        Dividends                     Net
                                    asset                   unrealized        from tax-                   asset
                                    value          Net      gain (loss)      exempt net   Distributions   value
Year ended                      beginning    investment           from       investment   from capital   end of
February 28/29,                 of period      income      investments           income        gains     period
---------------------------------------------------------------------------------------------------------------
 1998                               $1.00      $.03    $        --           $(.03)       $    --        $1.00
 1997                                1.00       .03             --            (.03)            --         1.00
 1996                                1.00       .03             --            (.03)            --         1.00
 1995                                1.00       .03             --            (.03)            --         1.00
 1994                                1.00       .02             --            (.02)            --         1.00
 1993                                1.00       .03             --            (.03)            --         1.00
 1992 (b)                            1.00       .02             --            (.02)            --         1.00
 1991 (c)                            1.00       .05             --            (.05)            --         1.00
 1990 (c)                            1.00       .06             --            (.06)            --         1.00
 1989 (c)                            1.00       .06             --            (.06)            --         1.00
---------------------------------------------------------------------------------------------------------------

                                                Ratios/Supplemental data
                                                ------------------------
                                                                                       Ratio
                                  Total                                               of net
                                 return                            Ratio of       investment
                                 on net         Net assets         expenses        income to
Year ended                        asset      end of period        to average         average
February 28/29,                 value(a)     (in thousands)       net assets      net assets
---------------------------------------------------------------------------------------------
 1998                            3.27%        $  473,502           .44%             3.26%
 1997                            3.11            515,403           .44              3.10
 1996                            3.42            610,053           .44              3.43
 1995                            2.69            759,244           .44              2.65
 1994                            2.04            975,833           .42              2.04
 1993                            2.57          1,597,014           .40              2.58
 1992 (b)                        1.56          2,332,021           .39*             3.71*
 1991 (c)                        4.85          1,927,583           .38              4.81
 1990 (c)                        5.75          1,800,966           .40              5.74
 1989 (c)                        6.00          1,756,725           .39              6.02
---------------------------------------------------------------------------------------------

        *  Annualized.
       (a) Total returns are calculated on net asset value and are not annualized.
       (b) For the five months ended February 29.
       (c) For the fiscal year ended September 30.

-----
33

Report of Independent Public Accountants

              To the Board of Directors and Shareholders of

              Nuveen Tax-Exempt Money Market Fund, Inc.:

We have audited the accompanying statement of net assets of the Nuveen Tax-Exempt Money Market Fund, Inc. (a Maryland corporation), including the portfolio of investments, as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Tax-Exempt Money Market Fund, Inc. as of February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
April 15, 1998


------
34

------
35

                         Building Better Portfolios with Nuveen

                   Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Nuveen Family      Mutual Funds
of Mutual Funds
Nuveen offers a    Nuveen Mutual Funds offer investors access to the Nuveen
variety of funds   family of premier advisers, including Nuveen Advisory Corp.,
designed to help   Institutional Capital Corp. and Rittenhouse Financial
you reach your     Services.  Our equity, balanced and income funds seek to
financial goals.   provide consistent performance, time-tested strategies to
Growth             reduce risk and experienced, professional management.
Nuveen Rittenhouse
Growth Fund        Private Asset Management
Growth and Income
Growth and         Rittenhouse Financial Services and Nuveen Asset Management
Income Stock Fund  offer comprehensive, customized investment management
Balanced Stock     solutions to investors with assets of $250,000 or more.  A
and Bond Fund      range of actively managed growth, balanced and municipal
Balanced Municipal income-oriented portfolios are available, all based upon a
and Stock Fund     disciplined investment philosophy.
Tax-Free Income
National Funds     Unit Trusts
Long-Term
Insured            Nuveen Unit Trusts are fixed portfolios of quality securities
Intermediate-Term  that are a convenient, attractive alternative to purchasing
Limited Term       individual securities.  They provide low-cost diversification
State Funds        to reduce risk, experienced, professional security selection
Alabama            and surveillance, and daily liquidity at that day's net asset
Arizona            value for quick access to your assets.
California
Colorado           Exchange-Traded Funds
Connecticut
Florida            Nuveen Exchange-Traded Funds offer investors actively managed
Georgia            portfolios of investment-grade quality municipal bonds.  The
Kansas             fund shares are listed and traded on the New York and
Kentucky           American stock exchanges.  Exchange-traded funds provide the
Louisiana          investment convenience, price visibility and liquidity of
Maryland           common stocks.
Massachusetts
Michigan           MuniPreferred(R)
Missouri
New Jersey         Nuveen MuniPreferred offers investors a AAA-rated investment
New Mexico         with an attractive tax-free yield for the cash reserves
New York           portion of an investment portfolio.  MuniPreferred shares are
North Carolina     backed 2-to-1 by the long-term portfolios of Nuveen dual-
Ohio               class exchange-traded funds and are available for national as
Pennsylvania       well as a wide variety of state-specific portfolios.
South Carolina
Tennessee
Virginia
Wisconsin


___
36

                               Fund Information



Board of Directors                     Custodian
Robert P. Bremner                      The Chase Manhattan Bank
Lawrence H. Brown                      4 New York Plaza
Anthony T. Dean                        New York, NY 10004-2413
Anne E. Impellizzeri                   (800) 257-8787
Peter R. Sawers
William J. Schneider                   Transfer Agent,
Timothy R. Schwertfeger                Shareholder Services and
Judith M. Stockdale                    Dividend Disbursing Agent
                                       Shareholder Services, Inc.
Fund Manager                           Nuveen Investor Services
Nuveen Advisory Corp.                  P.O. Box 5330
333 West Wacker Drive                  Denver, CO 80217-5330
Chicago, IL 60606                      (800) 621-7227

                                       Legal Counsel
                                       Fried, Frank, Harris,
                                       Shriver & Jacobson
                                       Washington, D.C.

                                       Public Accountants
                                       Arthur Andersen LLP
                                       Chicago, IL

___
37

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

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